                                                                   EXHIBIT 10.17

                                VOTING AGREEMENT

          This VOTING AGREEMENT, dated as of February 20, 2002 (this "Agreement"), by and among Legato Systems, Inc., a Delaware corporation ("Legato"), and the undersigned stockholders (each a "Stockholder" and collectively, the "Stockholders") of OTG Software, Inc., a Delaware corporation (the "Company").

                                    RECITALS

          A. Concurrently with the execution of this Agreement, Legato, Orion Acquisition Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Legato ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger of the Company and Merger Sub, subject to the terms and conditions set forth in the Merger Agreement (the "Merger"). Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Merger Agreement.

          B. Each Stockholder is the record holder and beneficial owner of such number of shares of Common Stock of the Company as is indicated on the final pages of this Agreement (collectively, the "Shares").

          C. As a material inducement to enter into the Merger Agreement and to consummate the Merger, Legato desires each Stockholder to agree, and each Stockholder is willing to agree to vote the Shares and any other such shares of capital stock of the Company acquired by such Stockholder so as to facilitate consummation of the Merger.

          NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1. Voting of Shares.
   -----------------

   Section 1.1 Voting Agreement. Subject to the terms and conditions of this
               ----------------
Agreement, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Stockholder shall vote or cause (including by the Proxy, as hereinafter defined) to be voted the Shares and any New Shares (as defined herein) (x) in favor of (i) approval and adoption of the Merger Agreement, the transactions contemplated thereby and by this Agreement, and the Merger and any action in furtherance thereof, (ii) waiving any notice that may have been or may be required relating to any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any sale of assets, change of control, or acquisition of the Company by any other person, or any consolidation or merger of the Company with or into any other person to the extent such transaction is undertaken in connection with the Merger, and (iii) any matter that could reasonably be expected to facilitate the Merger and (y) against any matter that could reasonably be expected to hinder, impede or delay the consummation of the Merger or materially adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. Stockholder shall not, from the date of this Voting Agreement until the Expiration Date (as hereinafter defined), enter into any agreement or understanding with any Person to vote (other than the Proxy granted in connection herewith) or give instructions inconsistent with clause "(x)" or "(y)" of the preceding sentence.

   Section 1.2 Proxy. Concurrently with the execution of this Agreement:
               -----
(i) each Stockholder shall deliver to Legato a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law,
   ---------
with respect to the shares referred to therein (the "Proxy"); and (ii) each Stockholder shall cause to be delivered to Legato an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any
                        ---------
Shares that are owned beneficially (but are not owned of record) by such Stockholder.

   Section 1.3 New Shares. (a) Each Stockholder agrees that any shares of
               ----------
capital stock of the Company that (i) such Stockholder holds of record and owns beneficially on the date hereof and should have listed on final page of this Agreement (excluding an aggregate of up to 750,000 shares of Company Common Stock beneficially owned by the Stockholders, as of the date hereof, and not listed on the final pages of this Agreement), or (ii) purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership after the execution of this Agreement and prior to the Expiration Date (the foregoing clauses (i) and (ii) together "New Shares") shall be subject to the
                                         ----------
terms and conditions of this Agreement to the same extent as if they constituted Shares.

   (b) After the execution of this Agreement until the Expiration Date, each Stockholder shall execute or cause to be executed such further proxies as may be requested by Legato with respect to any New Shares of which such Stockholder acquires or discovers beneficial ownership, and such Stockholder shall promptly notify Legato upon acquiring or discovering beneficial ownership of any additional securities of the Company.

2. Transfer of Shares.
   ------------------

   Section 2.1 No Disposition or Encumbrance of Shares. Each Stockholder
               ---------------------------------------
covenants and agrees that, from the date of this Agreement until the Expiration Date, such Stockholder will not, directly or indirectly: (i) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer (or permit or announce any offer, sale, offer of sale, contract of sale or grant of any option for the purchase of, or permit or announce any other disposition or transfer of) any of the Shares, or any interest in any of the Shares, to any Person other than Legato; (ii) create or permit to exist any encumbrance on or otherwise affecting any of the Shares; or
(iii) reduce such Stockholder's beneficial ownership of, interest in or risk relating to any of the Shares.

   Section 2.2 Transfer of Voting Rights. Each Stockholder covenants and
               -------------------------
agrees that, from the date of this Agreement until the Expiration Date, such Stockholder will not deposit any of the Shares into a voting trust or grant a proxy (other than the Proxy granted in connection herewith) or enter into a voting agreement or similar contract with respect to any of the Shares.

3. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably and
   --------------------------
unconditionally waives any rights of appraisal, dissenters' rights or similar rights that such Stockholder may have in connection with the Merger. Each Stockholder shall cause to be irrevocably and unconditionally waived any such rights that any affiliate of such Stockholder may have in connection with the Merger.

4. Representations and Warranties of the Stockholder.
   -------------------------------------------------

   Section 4.1 Ownership of Shares. Each Stockholder represents and warrants
               -------------------
that such Stockholder (i) is the record and beneficial owner of and has the sole right to vote the Shares, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances and (ii) does not own, either beneficially or of record, any shares of capital stock of the Company other than the Shares (excluding an aggregate of up to 750,000 shares of Company Common Stock beneficially owned by the Stockholders, as of the date hereof, and not listed on the final pages of this Agreement).

   Section 4.2 No Conflict. The execution and delivery of this Agreement and the
               -----------
Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any legal requirement, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on or otherwise affecting any of the Shares pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of Stockholder's properties is bound or affected. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of his obligations under this Agreement and the granting of the Proxy by Stockholder will not, require any consent of any Person.

   Section 4.3 Power; Enforceability. Each Stockholder has the legal capacity,
               ---------------------
power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. Each Stockholder has all requisite power and capacity to execute and deliver this Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by each Stockholder and assuming the due authorization, execution and delivery by Legato, constitute the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

   Section 4.4 Continuous Warranty. The representations and warranties contained
               -------------------
in this Voting Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

   Section 4.5 No Other Proxy. Each Stockholder represents that any proxies
               --------------
heretofore given in respect of the Shares, if any, are not irrevocable, and that such proxies (other than the Proxy) are hereby revoked.

5. Covenants of Stockholder. Each Stockholder hereby covenants and agrees to
   ------------------------
cooperate fully with Legato and to execute and deliver any additional documents necessary or desirable and to take such further actions, that in the reasonable opinion of Legato may be necessary to carry out the intent of this Agreement.

6. Consent and Waiver. Each Stockholder hereby gives any consents or waivers
   ------------------
that are reasonably required for the consummation of the Merger under the terms of (a) any agreements between such Stockholder and the Company or (b) pursuant to any other rights such Stockholder may have.

7. Termination. This Agreement and any Proxy granted in connection herewith
   -----------
shall terminate and shall have no further force or effect upon the earlier of
(i) the date of the Effective Time of the Merger and (ii) the date the Merger Agreement is terminated in accordance with its terms. Such termination date of this Agreement is referred to herein as the "Expiration Date."

8. No Restraint on Director Action. This Agreement is intended to bind each
   -------------------------------
Stockholder only with respect to the specific matters set forth herein, and shall not prohibit any Stockholder from acting in accordance with his fiduciary duties as an officer or director of the Company. Each Stockholder will retain at all times the right to vote such Stockholder's Shares, in such Stockholder's sole discretion, on all matters other than those set forth in Section 1.1 which are at any time or from time to time presented to the Company's stockholders generally.

9. Miscellaneous.
   -------------

   Section 9.1 Survival of Representations, Warranties and Agreements. None of
               ------------------------------------------------------
the representations, warranties and agreements made by any Stockholder in this Agreement shall survive the Expiration Date; provided, however that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement.

   Section 9.2 Indemnification. Without in any way limiting any of the rights or
               ---------------
remedies otherwise available to Legato, each Stockholder, jointly but not severally, shall hold harmless and indemnify Legato from and against, and shall compensate and reimburse Legato for, any loss, damage, injury, decline in value, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge, cost or expense of any nature (whether or not relating to a third party claim) which is directly or indirectly suffered or incurred at any time by Legato or any of Legato's affiliates or to which Legato or any of Legato's affiliates otherwise becomes subject and that arises from any inaccuracy in or breach of any representation, warranty, covenant or obligation of such Stockholder contained in this Agreement. Notwithstanding the foregoing, this Section 9.2 shall expire and be null and void with respect to a Stockholder upon such Stockholder's delivery to Legato of (a) a copy of such Stockholder's Shares bearing the legends referenced in Section 9.15 hereof, which legends shall be in form and substance reasonably satisfactory to Legato,
(b) with respect to Shares held in a street name or a brokerage account, acknowledgement from such entity that Legato is entitled to vote such Stockholder's Shares as provided in this Agreement and the Proxy and (c) such other evidence as Legato may reasonably request to demonstrate that Legato has perfected its voting rights provided in this Agreement and the Proxy with respect to such Stockholder's Shares.

   Section 9.3 Expenses. All costs and expenses incurred in connection with the
               --------
transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses; provided however that legal fees incurred by the Stockholders in connection with this Agreement may be reimbursed by the Company.

   Section 9.4 Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

   Section 9.5 Binding Effect and Assignment. This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without prior written consent of the other party hereto. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any person to whom any Shares are transferred. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any Person, other than Legato and its successors and assigns, any rights or remedies of any nature.

   Section 9.6 Amendments and Modification. This Agreement may not be modified,
               ---------------------------
amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

   Section 9.7 Specific Performance; Injunctive Relief. The parties hereto
               ---------------------------------------
acknowledge that Legato will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Legato upon any such violation, Legato shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Legato at law or in equity.

   Section 9.8 Notices. All notices, requests, claims, demands and other
               -------
communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram, telex or telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

         If to Legato:           Legato Systems, Inc.
                                 2350 West El Camino Real
                                 Mountain View, CA 94040
                                 Facsimile No.: (650) 965-1310
                                 Attn: Noah D. Mesel

                                 With a copy (which shall not constitute
                                 notice) to:

                                 Brobeck, Phleger & Harrison LLP
                                 One Market, Spear Street Tower
                                 San Francisco, CA  94105
                                 Attention:  John W. Larson, Esq.
                                 Telecopy No.:  415/442-1010


         If to a Stockholder:    To the address for notice set forth on the
                                 last page hereof.

                                 With a copy (which shall not constitute
                                 notice) to:

                                 Hale and Dorr LLP
                                 11951 Freedom Drive, Suite 1400
                                 Reston, VA 20190
                                 Attention:  David Sylvester, Esq.
                                             Donald L. Toker, Jr., Esq.
                                 Telecopy No.:  (703) 654-7100

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

   Section 9.9  Governing Law. This Agreement shall be governed by, and
                -------------
construed and enforced in accordance with, the internal laws of the State of Delaware (without regard to the principles of conflict of laws thereof or of any other jurisdiction). The parties hereto hereby submit to the exclusive jurisdiction of the Delaware Court of Chancery.

   Section 9.10 Entire Agreement. This Agreement contains the entire
                ----------------
understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

   Section 9.11 Legal Counsel. Each Stockholder acknowledges that such
                -------------
Stockholder has been advised to, and has had the opportunity to consult with his or its personal attorney prior to entering into this Agreement. Each Stockholder acknowledges that attorneys for the Company represent the Company and do not represent any of the stockholders of the Company in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

   Section 9.12 Agreement Negotiated. The form of this Agreement has been
                --------------------
negotiated by or on behalf of Legato and the Company, each of which was represented by attorneys who have carefully negotiated the provisions hereof. Each Stockholder acknowledges that he or it has been advised to, and has had the opportunity to, consult with his or its personal attorney prior to entering into this Agreement. As a consequence, Legato and the Stockholders do not believe that any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

   Section 9.13 Counterparts. This Agreement may be executed in several
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

   Section 9.14 Effect of Headings. The Section headings herein are for
                ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.

   Section 9.15 Legends. Any stock certificates representing the Shares or the
                -------
New Shares shall be legended at the request of Legato to reflect the voting agreement and, if applicable, the irrevocable proxy granted by this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

               LEGATO

               By: /s/ David B. Wright
                  ------------------------------------------------------
               Name:    David B. Wright
                    ----------------------------------------------------
               Title:  Chairman, Chief Executive Officer and President
                     ---------------------------------------------------



STOCKHOLDERS:                                        NUMBER OF SHARES OF COMMON
                                                     STOCK HELD OF RECORD


/s/ Richard A. Kay                                   8,351,600 shares
----------------------------------
Richard A. Kay
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852


/s/ Richard A. Kay                                   160,709 shares
----------------------------------
Richard A. Kay, as trustee for the
Brandon Kay November 1999 Grantor Retained Annuity Trust
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852


/s/ Richard A. Kay                                   219,835 shares
----------------------------------
Richard A. Kay, as trustee for the
Brandon Kay June 1999 Grantor Retained Annuity Trust
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852

STOCKHOLDERS:                                        NUMBER OF SHARES OF COMMON
                                                     STOCK HELD OF RECORD


/s/ Richard A. Kay                                   1,000,000 shares
------------------------------------------
Richard A. Kay, as trustee for the
Richard A. Kay Charitable Remainder Unitrust
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852


Richard and Rebecca Kay Foundation                   55,000 shares

By: /s/ Richard A. Kay
   ---------------------------------------
    Richard A. Kay
    Title: Trustee
    c/o OTG Software, Inc.
    2600 Tower Oaks Boulevard
    Rockville, MD 29852

STOCKHOLDERS:                                        NUMBER OF SHARES OF COMMON
                                                     STOCK HELD OF RECORD


/s/ Richard A. Kay                                   408,272 shares
-----------------------------------------
Richard A. Kay, as trustee for the
Bradley Evan Kay November 1999
Grantor Retained Annuity Trust
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852


/s/ Richard A. Kay                                   408,272 shares
-----------------------------------------
Richard A. Kay, as trustee for the
Amanda Jean Kay November 1999
Grantor Retained Annuity Trust
c/o OTG Software, Inc.
2600 Tower Oaks Boulevard
Rockville, MD 29852

                                    EXHIBIT A

                                IRREVOCABLE PROXY

          The undersigned stockholder of OTG Software, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints and constitutes Andrew
                  -------
J. Brown and Noah D. Mesel, of Legato Systems, Inc., a Delaware corporation ("Legato"), and each of them, or any other designee of Legato, as the sole and
  ------
exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of the Company beneficially owned by the undersigned, which shares are listed on the final page of this irrevocable proxy (the "Irrevocable Proxy") and any and all other shares or securities
            -----------------
issued or issuable in respect thereof, or otherwise acquired by the undersigned on or after the date hereof (collectively, the "Shares"), until the earlier of
                                                ------
(i) the date of the Effective Time of the Merger and (ii) the date the Merger Agreement (as hereinafter defined) is terminated in accordance with its terms, such termination date being referred to herein as the "Expiration Date." Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

          This Irrevocable Proxy is irrevocable (to the fullest extent provided by applicable law), is coupled with an interest, is granted pursuant to the Voting Agreement, dated as of February 20, 2002, by and between Legato and certain stockholders of the Company (the "Voting Agreement"), and is granted in
                                          ----------------
consideration of Legato entering into the Agreement and Plan of Merger, dated as of February 20, 2002 (the "Merger Agreement"), by and between the Company,
                           ----------------
Legato, and Orion Acquisition Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Legato, and consummating the Merger. Capitalized terms used but not otherwise defined in this proxy have the meanings given to such terms in the Merger Agreement.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered to by the undersigned at any time prior to the Expiration Date to act as the undersigned's attorney and proxy to vote the Shares and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents with respect to the Shares pursuant to the Delaware General Corporation Law at every annual, special or adjourned meeting of the stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise, (x) in favor of (i) approval of the Merger Agreement and the Merger, (ii) waiving any notice that may have been or may be required relating to any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any sale of assets, change of control, or acquisition of the Company by any other person to the extent such transaction is undertaken in connection with the Merger, or any consolidation or merger of the Company with or into any other person, and (iii) any matter that could reasonably be expected to facilitate the Merger and (y) against any matter that could reasonably be expected to hinder, impede or delay the consummation of the Merger.

          The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all such other matters.

          All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. THIS PROXY IS IRREVOCABLE.

                   Signature of Stockholder:
                                            ------------------------------------
                   Print Name of Stockholder:
                                             -----------------------------------
                   Shares beneficially owned:
                                             -----------------------------------

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